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                                                                    EXHIBIT 3.13


                     CERTIFICATE OF LIMITED PARTNERSHIP OF
                               LEAR KENTUCKY, L.P.


         THIS Certificate of Limited Partnership of Lear Kentucky, L.P. (the "Partnership"), dated as of December 12, 1997, is being duly executed and filed by Lear Operations Corporation, a Delaware corporation, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. ss 17-101, et seq.).

         1. Name. The name of the limited partnership formed hereby is Lear Kentucky, L.P.

         2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         4. General Partner. The names and the business address of the sole general partner of the Partnership is: Lear Operations Corporation, 21557 Telegraph Road, Southfield, Michigan 48086.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the date first-above written.


                                        LEAR OPERATIONS CORPORATION

                                        /s/ Raymond F. Lowry
                                        ---------------------------------
                                        By: Raymond F. Lowry
                                        Title: Vice President & Treasurer




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                            CERTIFICATE OF AMENDMENT

                                       OF

                       CERTIFICATE OF LIMITED PARTNERSHIP


The undersigned, desiring to amend the Certificate of Limited Partnership of Lear Kentucky, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: Section 4 of the Certificate of Limited Partnership shall be amended as follows:

         The name and the business address of the sole general partner of the Partnership is Lear Corporation Mendon, 21557 Telegraph Road, Southfield, Michigan 48086.

SECOND: Pursuant to Section 17-206 of the Delaware Limited Partnership Act, this Certificate of Amendment of Certificate of Limited Partnership shall be effective as of December 30, 1998.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Limited Partnership of Lear Kentucky, L.P., as of this 15th day of December, 1998.


                                        LEAR KENTUCKY, L.P.

                                        By: LEAR OPERATION CORPORATION
                                        Its: General Partner

                                        By: /s/ Joseph F. McCarthy
                                            ------------------------------
                                        Name:   Joseph F. McCarthy
                                        Title:  Vice President, Secretary
                                                and General Counsel



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                            CERTIFICATE OF AMENDMENT

                                       OF

                       CERTIFICATE OF LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of Lear Kentucky, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: Section 1 of the Certificate of Limited Partnership shall be amended as follows:

         The name of the limited partnership formed hereby is "Lear Midwest Automotive, Limited Partnership."

SECOND: Pursuant to Section 17-206 of the Delaware Limited Partnership Act, this Certificate of Amendment of Certificate of Limited Partnership shall be effective as of December 31, 1998.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Limited Partnership of Lear Kentucky, L.P., as of this 15th day of December, 1998.


                                        LEAR KENTUCKY, L.P.

                                        By: LEAR CORPORATION MENDON
                                        Its: General Partner

                                        By: /s/ Raymond F. Lowry
                                           ----------------------------
                                        Name:   Raymond F. Lowry
                                        Title:  Vice President and Treasurer